Parties-in-Interest	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Parties-in-Interest	Parties-in-Interest
During 2025, the Plan invested in mutual funds and collective trust funds managed by Fidelity. The Fidelity managed funds qualify as exempt party in interest transactions. Trustee and investment fees paid by the Plan during 2025 was $0.8 million.
One of the investment options available to participants is the Teledyne Technologies Incorporated Common Stock Fund valued at $94.0 million and $93.4 million at December 31, 2025 and 2024, respectively. The plan held 184,106 and 201,142 shares of Teledyne Technologies Incorporated common stock at December 31, 2025 and 2024, respectively with a cost basis of $31.9 million as of December 31, 2025.